EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 10.06.05

	Rig Name	Rated Water Depth		Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
	JACKUPS (45)
1	GSF Adriatic I	300	'	MLT 116-C	Angola	Yes	Contracted	mid Jan 05	mid Feb 06	mid $60s	Followed by 10 1/2-month commitment in low $110s; (2-week repair period early Nov 05)
2	GSF Adriatic II	350	'	MLT 116-C	Angola		Contracted	late Nov 04	late May 07	mid $50s
3	GSF Adriatic III	350	'	MLT 116-C	Gulf of Mexico	Yes	Contracted	early Oct 05	mid Nov 05	high $80s
4	GSF Adriatic V	300	'	MLT 116-C	Angola		Contracted	late Sep 04	early Mar 07	mid $50s
5	GSF Adriatic VI	300	'	MLT 116-C	Cameroon	Yes	Contracted	early Sep 05	late Oct 05	mid $90s	Followed by 1-month contract in high $70s; followed by 2-month contract at $105; followed by 1-month commitment at $105; followed by 1-month commitment at $109; followed by 3 1/2-month commitment in low $120s; followed by 2 1/2-month commitment in low $130s
6	GSF Adriatic VII	350	'	MLT 116-C	Gulf of Mexico	Yes	Idle			zero	Idle at zero dayrate due to damages caused by Hurricane Rita; See Note 2 below
7	GSF Adriatic VIII	328	'	MLT 116-C	Nigeria		Contracted	late Mar 04	late Mar 06	mid $50s
8	GSF Adriatic IX	350	'	MLT 116-C	Cameroon	Yes	Contracted	early Oct 05	mid Dec 05	low $90s	Followed by 1-month contract in mid $110s; followed by 10-month contract in low $100s
9	GSF Adriatic X	350	'	MLT 116-C	Egypt	Yes	Contracted	early Nov 04	mid Nov 06	low $60s	(1-week survey early Feb 06 at zero dayrate)
10	GSF Adriatic XI	300	'	MLT 116-C	Vietnam	Yes	Contracted	late Feb 05	mid Dec 05	low $70s	Followed by 10-month commitment in low $110s
11	GSF Baltic	375	'	MLT SUPER300	Nigeria	Yes	Contracted	early Oct 05	late Dec 05	mid $60s	Followed by 3-month contract in high $60s
12	GSF Britannia	200	'	Bret Engineering	UK North Sea		Contracted	late Mar 05	late Mar 07		First year in mid $50s; second year in low $60s
13	GSF Compact Driller	300	'	MLT 116-C	Thailand	Yes	Contracted	early Sep 02	late Oct 07		Dayrate adjusted every 3-months based on market dayrate; dayrate for Oct 05 thru Dec 05 estimated in low $80s
14	GSF Constellation I	400	'	F&G JU 2000	Trinidad		Contracted	early Aug 04	late Aug 07	high $70s
15	GSF Constellation II	400	'	F&G JU 2000	Argentina	Yes	Contracted	mid Oct 04	mid Oct 05	mid $70s	Followed by 5 1/2-month contract in low $130s
16	GSF Galaxy I	400	'	F&G L-780 Mod VI	UK North Sea	Yes	Contracted	mid Aug 05	early Dec 06	low $100s	(3-week survey early Feb 06 at zero dayrate)
17	GSF Galaxy II	400	'	KFELS Mod VI	East Canada	Yes	Contracted	early Aug 05	mid Dec 05	mid $110s	Followed by 2-month option with rate cap in mid $120s; followed by 1-week survey late Feb 06 at zero dayrate; followed by 1-month idle in low $60s; followed by 7-month option with rate cap in mid $120s
18	GSF Galaxy III	400	'	KFELS Mod VI	UK North Sea	Yes	Contracted	mid Sep 05	late May 07	mid $90s	(3-week repairs early Sep 05 at zero dayrate)
19	GSF Galveston Key	300	'	MLT 116-C	Vietnam	Yes	Contracted	early May 02	late Oct 05		Dayrate adjusted every three months based on market dayrate; dayrate for Aug 05 thru Oct 05 estimated in high $60s; followed by 5-month contract in low $70s
20	GSF High Island I	250	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	mid Sep 05	late Nov 05	low $70s	Followed by 2-month commitment in mid $70s
21	GSF High Island II	270	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Jan 05	late Dec 05		Dayrate adjusted monthly based on market dayrate; commencing early Oct 05, we anticipate zero dayrate for a minimum of 60 days while assessing and repairing damages to legs caused by Hurricane Rita; see Note 2 below
22	GSF High Island III	250	'	MLT 82-SD-C	Gulf of Mexico	Yes	Idle			zero	Idle at zero dayrate due to damages caused by Hurricane Rita; See Note 2 below
23	GSF High Island IV	270	'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early Sep 05	early Nov 05	low $60s	Followed by 3-month commitment in mid $70s
24	GSF High Island V	270	'	MLT 82-SD-C	Gabon		Contracted	early Sep 05	late Nov 05	mid $50s	Followed by 3-month contract in high $50s; followed by 9 1/2-month commitment in mid $80s
25	GSF High Island VII	250	'	MLT 82-SD-C	Cameroon	Yes	Contracted	early Oct 05	late Nov 05	low $60s
26	GSF High Island VIII	250	'	MLT 82-SD-C	Gulf of Mexico		Contracted	early Jul 05	mid Oct 05	mid $60s	Followed by 1 1/2-month contract in low $70s
27	GSF High Island IX	250	'	MLT 82-SD-C	Qatar		Contracted	early May 05	early Jan 06	mid $40s
28	GSF Key Gibraltar	300	'	MLT 84-C (modified)	Thailand	Yes	Contracted	early Oct 04	early Oct 06		Dayrate adjusted every three months based on market dayrate; dayrate for Oct 05 thru Dec 05 estimated in low $80s
29	GSF Key Hawaii	300	'	Mitsui 300-C	Qatar		Contracted	early Dec 04	early Dec 06	low $50s
30	GSF Key Manhattan	350	'	MLT 116-C	Egypt		Contracted	early Jul 04	early Jul 06	high $50s
31	GSF Key Singapore	350	'	MLT 116-C	Egypt		Committed	early Jun 05	late May 06	low $70s
32	GSF Labrador	300	'	CFEMT-2005-C	UK North Sea		Contracted	early Jun 05	early Dec 05	mid $70s	Followed by 2-month contract at $105; followed by 3-month commitment in low $80s; followed by 2-week survey early May 06 at zero dayrate; followed by 8-month contract in low $90s
33	GSF Main Pass I	300	'	F&G L780-II	Gulf of Mexico	Yes	Contracted	early Sep 05	late Jun 06		Dayrate adjusted monthly based on market dayrate; dayrate for Oct 05 estimated in high $70s
34	GSF Main Pass IV	300	'	F&G L780-II	Gulf of Mexico	Yes	Contracted	mid Sep 05	late Oct 05	low $80s	Followed by 1-month option period; followed by 2-month commitment in mid $90s
35	GSF Magellan	350	'	F&G L-780 Mod V	UK North Sea	Yes	Contracted	early Dec 04	mid Oct 05	low $90s	Followed by 3 1/2-month contract at market linked dayrate capped at $110; followed by 1-year commitment (first 5-months in low $140s; last 7 months in mid $140s)
36	GSF Monarch	350	'	F&G L-780 Mod V	UK North Sea		Contracted	early Jun 05	late May 07		First year in low $70s; second year in mid $70s; (2-week survey late Mar 06 at zero dayrate)
37	GSF Monitor	350	'	F&G L-780 Mod V	Trinidad		Contracted	mid Jan 05	mid Mar 06	low $70s
38	GSF Parameswara	300	'	Baker Marine BMC 300 IC	Indonesia	Yes	Contracted	late Oct 02	mid Oct 05	low $70s	Followed by 32-month commitment at $101.5
39	GSF Rig 103	250	'	MLT 52-C	Qatar		Contracted	early Oct 04	late Sep 06	high $40s
40	GSF Rig 105	250	'	MLT 52-C	Gulf of Suez		Contracted	mid Jun 05	mid Jun 06	high $40s
41	GSF Rig 124	250	'	Modec 200C-45	Gulf of Suez	Yes	Contracted	early Aug 05	late Dec 05	low $40s	Followed by 3 1/2-month contract in mid $50s; followed by 3 1/2-month commitment in mid $50s; (1-week survey early Aug 06 at zero dayrate)
42	GSF Rig 127	250	'	F&G L-780 Mod II	Qatar		Contracted	early Jun 04	late May 06	high $40s
43	GSF Rig 134	300	'	F&G L-780 Mod II	Malaysia	Yes	Contracted	early Oct 04	late Nov 05	mid $50s	Followed by 3-month commitment in mid $80s; followed by 12-month commitment at $103
44	GSF Rig 136	300	'	F&G L-780 Mod II	Indonesia	Yes	Committed	late Sep 05	late May 06	low $60s	Followed by 4-month commitment in mid $110s; (1-week survey early Nov 05 at zero dayrate)
45	GSF Rig 141	250	'	MLT 82-SD-C	Gulf of Suez	Yes	Contracted	mid Aug 05	mid Nov 05	high $70s	Followed by 3-month contract in mid $40s

GlobalSantaFe Fleet Status

as of 10.06.05

	Rig Name	Rated Water Depth		Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
	SEMISUBMERSIBLES (11)
1	GSF Aleutian Key	2,300	'	F&G Enhanced Pacesetter	Ivory Coast	Yes	MOB	late Sep 05	early Oct 05	mid $140s	Followed by 1 1/2-month contract in low $150s; followed by 1 1/2-month MOB to Trinidad in mid $140s; followed by 2 1/2-month contract in mid $140s; followed by 8-month contract in mid $140s
2	GSF Arctic I	3,400	'	F&G L-907	Gulf of Mexico	Yes	Contracted	late Jul 05	late Jul 06	mid $160s	Idle at zero dayrate Sep 05 - Nov 05 due to damages caused by Hurricane Katrina (expected to resume operations early Dec 05); See Note 1 below
3	GSF Arctic II	1,200	'	F&G L-907	UK North Sea	Yes	Contracted	mid Sep 05	late Nov 05	mid $160s	Followed by 2-month commitment in low $50s; followed by 5-month commitment in low $170s; followed by 3-month commitment in low $180s; followed by 2-month commitment in low $200s; followed by 2 1/2-month commitment in low $200s
4	GSF Arctic III	1,800	'	F&G L-907	UK North Sea	Yes	Contracted	mid Sep 05	late Dec 05	low $100s	Followed by 3-week survey late Dec 05/early Jan 06 at zero dayrate; followed by 1-year commitment in low $150s
5	GSF Arctic IV	1,800	'	F&G L-907	UK North Sea		Contracted	early Apr 05	late Dec 05	high $60s	Followed by 3-month contract in mid $180s; followed by 3-week survey April 06 at zero dayrate; followed by 3-month contract in mid $180s; followed by 4-month contract in low $200s
6	GSF Celtic Sea	5,750	'	F&G L-907	Gulf of Mexico	Yes	Contracted	early Mar 05	late Feb 06	low $80s	Followed by 4-month contract in low $100s; followed by 4-week upgrades during Jul 06 at zero dayrate; followed by 4-month contract in mid $170s; followed by 3-month option period; followed by 1-year contract in mid $320s; see Note 1
7	GSF Development Driller I	7,500	'	F&G ExD	Gulf of Mexico	Yes	Contracted	early Apr 06	late Apr 08	low $210s	Start date delayed to Apr 06 due to unexpected correction of a thruster defect after arrival in GOM and additional damage caused by Hurricane Katrina; see Note 1 below
8	GSF Development Driller II	7,500	'	F&G ExD	Gulf of Mexico	Yes	Contracted	early Nov 05	late Nov 08	mid $180s	Start date delayed to Nov 05 due to unexpected correction of a thruster defect after arrival in GOM and additional damage caused by Hurricane Katrina; see Note 1 below
9	GSF Grand Banks	1,500	'	AKER H-3.2	East Canada	Yes	Contracted	early Jul 03	mid Jan 06	$107	Followed by 2-year option with rate cap in mid $140s
10	GSF Rig 135	2,400	'	F&G 9500 Enhanced Pacesetter	Equatorial Guinea		Contracted	early Sep 05	late Feb 06	mid $170s
11	GSF Rig 140	2,400	'	F&G 9500 Enhanced Pacesetter	UK North Sea	Yes	Contracted	mid May 05	early Nov 05	high $50s	Followed by 1-month contract in high $70s; followed by 1 1/2-month contract in high $50s; followed by 4-week survey early Feb 06 at zero dayrate
	DRILLSHIPS (3)
1	GSF C.R. Luigs	9,000	'	GMDC	Gulf of Mexico	Yes	Contracted	mid Mar 05	late Oct 05	mid $160s	Followed by 3-month contract in low $180s; followed by 1-year contract in mid $220s; followed by 2-year contract in low $390s
2	GSF Explorer	7,800	'	GMDC	Turkey	Yes	Contracted	mid Jul 05	mid Nov 05	mid $130s	Followed by mid Nov - early Jan MOB to GOM; followed by 2-weeks repairs during Jan 06 at zero dayrate; followed by 1-year contract in mid $230s; followed by 2-year commitment in mid $360s ($8 million MOB revenues during MOB to Turkey to be amortized over mid Jul to mid Nov contract in Turkey); ($7.3 million MOB revenues during MOB from Turkey to GOM to be recognized in Nov 05)
3	GSF Jack Ryan	8,000	'	GMDC	Angola	Yes	Contracted	mid Mar 05	mid Mar 06	low $200s	Followed by 6-month contract in mid $240s; followed by 6-month contract in mid $260s; followed by 2-year commitment in high $290s
	Owned by Third Party (2)	Rated Drilling Depth		Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands)	Additional Commitments and Other Information*
1	Dada Gorgud	1,557	'	F&G Pacesetter	Caspian Sea		Contracted	mid Mar 00	late Dec 06	$107
2	Istiglal	2,297	'	F&G Pacesetter	Caspian Sea		Contracted	early Jul 05	late Feb 07	low $80s

*Customer commitments referred to in this column are evidenced by formal contracts only when so noted.

There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments.

In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

In addition to the dayrate revenues set forth in this fleet status table, the company receives miscellaneous revenues not included in the table. During the second quarter 2005, miscellaneous revenues were approximately 50.1 million, including 23.9 million of cost reimbursements. The revenues were the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. We anticipate similar amounts of miscellaneous revenues in upcoming quarters, but such revenues could vary due to the type of services requested.

Note 1: Repairs for damages caused by Hurricane Katrina are progressing. All of the company’s rigs that were damaged by Hurricane Katrina are covered under a hull and machinery insurance policy with a combined deductible of $10 million for this event. In addition, the GSF Arctic I, GSF Development Driller I and GSF Development Driller II are insured under a policy that provides reimbursement to the company for 100 percent of each rig’s contracted dayrate following 60 days lost revenue, up to a maximum of 270 days per rig.

Note 2: Assessments and repairs for damages caused by Hurricane Rita are progressing, and additional information will be available after thorough inspections are complete. All of the company’s rigs that were damaged by Hurricane Rita are covered under a hull and machinery policy with a combined deductible of $10 million for this event. The Adriatic VII and High Island III had a combined net book value at June 30, 2005, of $22.2 million and are insured for a combined total of $125 million.

Forward-Looking Statements

Under the Private Securities Litigation Reform Act of 1995, companies are provided a “safe harbor” for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as: (a) our anticipation that miscellaneous revenues in upcoming quarters will be similar to those in the second quarter of fiscal 2005; (b) estimated dayrates; (c) current term, start and end dates of contracts; (d) our expectation that we will recover all of our costs to repair the rigs from insurance, subject to deductibles; (e) our expectation that loss-of-hire insurance policies will provide reimbursement to the company for 100 percent of the contracted dayrates for the GSF Arctic I, GSF Development Driller I, and GSF Development Driller II for up to a maximum of 270 days following 60 days of lost revenue; and (f) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to: (a) weather conditions in the areas in which the company operates; (b) manpower and/or equipment shortages; (c) availability of shipyard space; (d) additional undiscovered damage; and (e) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

We disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000—53,999

mid = 4, 5, 6.999 ie: 54,000—56,999

high = 7, 8, 9.999 ie: 57,000—59,999